                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported):  January 24, 1996

Commission file number:                    Commission file number:
1-6828                                     1-7959

STARWOOD LODGING TRUST                     STARWOOD LODGING CORPORATION
(Exact name of registrant as               (Exact name of registrant as
specified in its charter)                  specified in its charter)

Maryland                                   Maryland
(State or other jurisdiction               (State or other jurisdiction
of incorporation or organization)          of incorporation or organization)

52-0901263                                 52-1193298
(I.R.S. employer identification            (I.R.S. employer identification
number)                                    number)

11845 W. Olympic Blvd., Suite 550          11845 W. Olympic Blvd., Suite 560
Los Angeles, California  90064             Los Angeles, California  90064
(Address of principal executive            (Address of principal executive
offices, including zip code)               offices, including zip code)

310-575-3900                               310-575-3900
(Registrant's telephone number,            (Registrant's telephone number,
including area code)                       including area code)

                                 Not applicable
         (Former name or former address, if changed since last report)

Item 2.  Other Events.

                 On January 24, 1996, Starwood Lodging Trust and Starwood Lodging Corporation completed a transaction to acquire the Boston Park Plaza Hotel Complex in Boston Massachusetts, in partnership with Donald L. Saunders. The complex includes the 977-room Boston Park Plaza Hotel and Towers, the 250,000-square-foot Statler Office Building connected to the hotel and the 52,000-square-foot Park Plaza Castle and Exhibition Hall.

                The corporation has assumed management of the hotel and exhibition hall while Saunders Real Estate Corp. continues to manage the Statler Office Building. The trust contributed approximately $42 million in cash and now owns a 58 percent interest in the newly formed Starwood/Donald Saunders partnership (the "partnership") which now owns the complex, while Saunders contributed his interest in the complex for a 42 percent interest in the partnership.

                The partnership will assume approximately $25 million of existing debt which it intends to refinance within the next four months.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The historical financial statements required to be provided in this Form 8-K will be filed under cover of Form 8-K/A not later than 60 days after this Form 8-K must be filed.

         (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information required to be provided in this Form 8-K will be filed under cover of Form 8-K/A not later than 60 days after this Form 8-K must be filed.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

STARWOOD LODGING TRUST                        STARWOOD LODGING CORPORATION


By:  /s/ RONALD C. BROWN                      By:  /s/ KENNETH J. BIEHL
----------------------------                  ----------------------------
         Ronald C. Brown                               Kenneth J. Biehl
         Vice President and                            Vice President and
         Chief Financial Officer                       Principal Financial and
                                                       Accounting Officer


Date:    February 5, 1996


                                      -3-